                        SEMIANNUAL REPORT / APRIL 30 2000

                              AIM ASIAN GROWTH FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]
                           --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                           TWO FISH BY JOHN S. BUNKER

           THE POWER AND TURBULENCE DEPICTED IN THIS BOLD WATERCOLOR

         VIVIDLY EXPRESS THE FORCES OF CHANGE SHAPING THE ASIAN REGION.

          ASIA'S CITIES AND NATIONS FACE BOTH CHALLENGE AND OPPORTUNITY

               AS THEY DEVELOP THEIR ROLES IN THE GLOBAL ECONOMY.

                      -------------------------------------


AIM Asian Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of companies located in Asia with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Asian Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o   Had fees and expenses not been waived, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales charge structure and class expenses.
o Investing in emerging markets may involve greater risk and potential reward than investing in more established markets
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custodial arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its return is attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund grows, it will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector or single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) Asia Pacific Free ex-Japan Index measures the performance of 12 developed and emerging markets in the region. A "free" index excludes stocks that non-local investors cannot buy.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S. based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and they do not include sales charges.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                              AIM ASIAN GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   When we started AIM in 1976, we had only a table, two chairs
    [PHOTO OF      and a telephone. At the time, Bob Graham, Gary Crum and I had
   Charles T.      the idea of creating a mutual fund company that put people
     Bauer,        first. Our slogan, "people are the product," means that
  Chairman of      people--our employees and our investors--are our company.
  the Board of          Almost a quarter-century later, we've grown to more than
    THE FUND       seven million investors, $176 billion in assets under
  APPEARS HERE]    management and 53 retail funds. Over that time, the industry
    [PHOTO OF      as a whole has grown from $51 billion in assets to more than
   Robert H.       $7 trillion today. I never dreamed we would see such
     Graham        phenomenal growth. You are the main reason for our success,
  APPEARS HERE]    and I want you to know how much I appreciate your loyalty and trust over the past 24 years.
                        Usually in this letter I review market activity during
                   the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
     I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
     Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
     In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
     If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
     Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer

Chairman, A I M Advisors, Inc.




                              AIM ASIAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



FUND'S TECH HOLDINGS BOOST PERFORMANCE
DESPITE MARKET VOLATILITY


AS THE ASIAN RECOVERY CONTINUES, INVESTORS SEE THE UPSIDE OF TECHNOLOGY STOCKS WITH THE DOWNSIDE OF MARKET VOLATILITY. HOW DID AIM ASIAN GROWTH FUND PERFORM DURING THE REPORTING PERIOD?
The fund's technology exposure coupled with its nimble bottom-up selection process produced impressive results for the six-month period ended April 30, 2000. Class A shares returned 31.94%, Class B shares 31.46% and Class C shares 31.61%. These returns are at net asset value or without a sales charge. By comparison, the fund's benchmark--the MSCI AC Asia Pacific Free ex-Japan Index--posted a meager 5.65% return for the same period. Total net assets grew from $42.5 million on October 31, 1999, to $74.2 million on April 30, 2000.

WHAT WERE CONDITIONS LIKE IN ASIAN MARKETS?
Asian stock markets went into a free fall in late 1997 as economies wilted under a pile of debt and currencies collapsed. Nearly a year later, Asia hit bottom, but has since rebounded rather quickly. Investors steadily regained their confidence in Asia during 1999. Asia's obvious recovery, along with an unquenched thirst for high-tech stocks, sent its stock markets soaring in the last few months of 1999. With few exceptions, Asian stock markets were strong across the entire region. Hong Kong had a very strong final quarter, while Korea, Singapore and Taiwan also ended the year much higher.
    Following the lead of the technology-laden Nasdaq, Asian high-tech euphoria continued through the first few months of 2000. As the Nasdaq sold off sharply late in March, however, the ripple effect was felt worldwide. Market performance in Asia varied from country to country for the first quarter. The largest market in the region, Hong Kong, ended the first quarter mostly flat. Singapore, which had produced dizzying returns in the final months of 1999, sold off on a combination of profit-taking and interest-rate sensitivity. Taiwan, with its tech-heavy index, performed well. And India, a country known for world-class software, was also up thanks to its high-tech exposure. The weakest market performance was in Southeast Asia. The Philippines, Indonesia and Thailand, with their old economy stock structures, simply do not get the same attention from investors as new economy stocks do.
    The Nasdaq's increased volatility in April caused some of Asia's more technology-driven markets such as Hong Kong to sell off. Singapore, on the other hand, recovered a little ground at the end of April as investors returned to the country because of its strong regulatory environment and relatively stable currency.

WHAT COUNTRIES DID THE FUND FAVOR DURING THE REPORTING PERIOD?
We increased our exposure to Taiwan as we continue to favor companies that benefit from an outsourcing trend; these are companies that produce hardware, components or chips for their U.S. and European customers such as Apple, Dell


TOP 10 COUNTRIES
[MAP GRAPHIC]

As of 4/30/00, based on total net assets
================================================================================
INDONESIA            1.36%
SINGAPORE           19.96%
THAILAND             1.87%
PHILIPPINES          1.90%
TAIWAN              16.90%
HONG KONG           26.46%
SOUTH KOREA          8.31%
INDIA                4.62%
AUSTRALIA            8.92%
UNITED STATES        2.52%
================================================================================


FUND OUTPERFORMS INDEX

Six-month returns as of 4/30/00,
excluding sales charges

================================================================================
FUND CLASS A SHARES                       31.94%
FUND CLASS B SHARES                       31.46%
FUND CLASS C SHARES                       31.61%
MSCI AC ASIA PACIFIC FREE EX-JAPAN INDEX   5.65%
================================================================================


AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges
================================================================================
CLASS A SHARES

Inception (11/03/97)              12.83%
1 year                            39.59%*
*47.71%, excluding sales charges

CLASS B SHARES

Inception (11/03/97)              13.55%
1 year                            41.29%*
*46.29%, excluding CDSC

CLASS C SHARES

Inception (11/03/97)              14.51%
1 year                            45.65%*
*46.65%, excluding CDSC
================================================================================


In addition to the above returns, industry regulations require us to provide average annual returns as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 85.33%; inception (11/03/97), 18.77%. Class B shares, one year, 89.42%; inception (11/03/97), 19.69%. Class C shares, one year, 93.66%; inception (11/03/97), 20.59%. Past performance does not guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

          See important fund and index disclosures inside front cover.

                              AIM ASIAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



or Intel. Technology also played a part in our increased fund holdings in India, our newest market.

    Our most significant weighting reduction was in Australia. Although Australia's economy is booming, the market is hitting a record high, and it is the country's ninth year of economic growth. Interest rates have been rising consistently for more than a year. Believing that Australia may have reached the top of its economic cycle, we appropriately trimmed our allocation there.

    Philippine holdings now represent less than 2% of fund assets. Markets like the Philippines, Indonesia and Thailand demonstrate a lack of earnings growth so they continue to be our smallest allocations in the region.

HOW DID COUNTRY ALLOCATION AFFECT FUND PERFORMANCE?
With mixed performance results across Asia, the fund's bottom-up earnings-momentum stock-picking process provided the right allocations in the best- and worst-performing countries. Taiwan, our third-highest allocation, was the best-performing country; our largest, Hong Kong, stayed flat but still did better than most; and our strict adherence to earnings momentum restricted our investment in Southeast Asia, where improved economic statistics have not yet translated into strong earnings at the company level.

WHAT INDUSTRIES DOMINATE FUND HOLDINGS?
As in the United States and Europe, the technology and telecommunication sectors were favored for most of the reporting period. The fund's concentration in the technology sector (electronic-component distributors, computer software and services and hardware manufacturers comprised nearly 30% of the fund's portfolio at the end of the reporting period) has increased due to market appreciation and selective buying of new technology issues.
    Rising interest rates in the United States, Hong Kong and Taiwan hurt Asian financial sectors. As Asia's growth is often tied to strong growth in the United States and Europe, any news of a possible slowdown in U.S. growth is generally negative. For the first quarter, financial stocks lagged their market indexes as interest rates ticked up, recovery of doubtful debts (primarily from the Asian crisis) slowed and e-banking presented a competitive threat. The fund favors banks which have been actively building their IT and Internet capabilities. Also, we believe that banks need to diversify their earnings base to focus on fee income and product cross-selling. We used the financial sector's weakness to add to our holdings, though we divested a few stocks that had lost their competitive edge.

WHAT IS YOUR OUTLOOK FOR THE REGION?
Asia's economic environment continues to improve. Interest rates are low throughout much of the Pacific Rim, and export volume is increasing. North Asian economies should maintain good growth rates. Also, the same sorts of software, media and semiconductor companies that perform so well in the United States exist in Asia. Although technology stocks have felt some collective market shudders recently, we believe that selective exposure through our bottom-up stock-picking process will continue to provide exciting opportunities.


PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                                              TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
1.  ASM Pacific Technology Ltd. (Hong Kong)                      2.86%       1.  Electronics (Component Distributors)       14.62%
2.  UTStarcom, Inc.                                              2.52        2.  Computers (Hardware)                        8.40
3.  Li & Fung Ltd. (Hong Kong)                                   2.51        3.  Computers (Software & Services)             6.86
4.  Giordano International Ltd. (Hong Kong)                      2.48        4.  Banks (Regional)                            4.47
5.  Samsung Electronics Co., Ltd. (South Korea)                  2.44        5.  Retail (Specialty--Apparel)                 4.46
6.  Macronix International Co., Ltd. (Taiwan)                    2.42        6.  Communications Equipment                    4.39
7.  Chartered Semiconductor Manufacturing Ltd. ADR (Singapore)   2.22        7.  Electronics (Semiconductors)                3.89
8.  Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)         2.20        8.  Electrical Equipment                        3.54
9.  Dah Sing Financial Group (Hong Kong)                         2.12        9.  Telecommunications (Cellular/Wireless)      3.28
10. DBS Group Holdings Ltd. (Singapore)                          2.08        10. Telephone                                   3.24

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

     [ARTWORK]

          See important fund and index disclosures inside front cover.

                              AIM ASIAN GROWTH FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2000
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-95.04%

AUSTRALIA-8.92%

Austar United Communications Ltd.
  (Broadcasting-Television, Radio &
  Cable)(a)                               51,700   $   197,763
--------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                                40,500     1,140,026
--------------------------------------------------------------
BRL Hardy Ltd. (Beverages-Alcoholic)     167,000       698,300
--------------------------------------------------------------
Computershare Ltd.
  (Computers-Software & Services)        334,800     1,366,121
--------------------------------------------------------------
ERG Ltd. (Electrical Equipment)          321,000     1,527,832
--------------------------------------------------------------
Foster's Brewing Group Ltd.
  (Beverages-Alcoholic)                  255,000       644,228
--------------------------------------------------------------
TABCORP Holdings Ltd. (Leisure Time
  Products)                               87,058       466,017
--------------------------------------------------------------
Telstra Corp. Ltd.-Installment
  Receipts (Telephone)                   226,700       579,880
--------------------------------------------------------------
                                                     6,620,167
--------------------------------------------------------------

CHINA-1.32%

AsiaInfo Holdings, Inc.
  (Computers-Software & Services)(a)      22,500       978,750
--------------------------------------------------------------

HONG KONG-26.46%

ASM Pacific Technology Ltd.
  (Machinery-Diversified)                600,000     2,126,020
--------------------------------------------------------------
China Telecom Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)                  204,000     1,460,099
--------------------------------------------------------------
Dah Sing Financial Group
  (Banks-Regional)                       401,600     1,572,536
--------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                       264,500     1,222,462
--------------------------------------------------------------
Esprit Holdings Ltd.
  (Retail-Specialty Apparel)           1,380,000     1,470,498
--------------------------------------------------------------
Giordano International Ltd.
  (Retail-Specialty- Apparel)          1,123,500     1,839,037
--------------------------------------------------------------
HKR International Ltd. (Land
  Development)                         1,372,600       537,466
--------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food
  Chains)                                 96,000     1,392,698
--------------------------------------------------------------
Johnson Electric Holdings Ltd.
  (Electrical Equipment)                 137,000     1,099,278
--------------------------------------------------------------
Legend Holdings Ltd.
  (Computers-Hardware)                 1,238,000     1,430,442
--------------------------------------------------------------
Li & Fung Ltd. (Distributors-Food &
  Health)                                482,000     1,862,605
--------------------------------------------------------------
Shangri-La Asia Ltd.
  (Lodging-Hotels)                     1,266,000     1,414,035
--------------------------------------------------------------
SINA.com (Computers-Software &
  Services)(a)                            32,000       628,000
--------------------------------------------------------------
Sunevision Holdings Ltd.
  (Computers-Software & Services)(a)     200,000       260,617
--------------------------------------------------------------
Television Broadcasts Ltd.
  (Broadcasting-Television, Radio &
  Cable)                                  84,000       574,257
--------------------------------------------------------------
Wing Hang Bank Ltd. (Banks-Major
  Regional)                              306,500       751,573
--------------------------------------------------------------
                                                    19,641,623
--------------------------------------------------------------

INDIA-4.62%

ITC Ltd. (Tobacco)                        20,000       261,168
--------------------------------------------------------------
ITC Ltd.-GDR (Tobacco)                    19,600       333,200
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE

INDIA-(CONTINUED)

Satyam Computer Services Ltd.
  (Computers-Software & Services)         14,000   $ 1,000,687
--------------------------------------------------------------
Satyam Infoway Ltd.-ADR
  (Computers-Software & Services)(a)      22,200       860,250
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd.-GDR
  (Telecommunications-Cellular/Wireless)    51,600     975,240
--------------------------------------------------------------
                                                     3,430,545
--------------------------------------------------------------

INDONESIA-1.36%

Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(a)       42,700       298,900
--------------------------------------------------------------
PT Indofood Sukses Makmur Tbk
  (Foods)(a)                           1,036,000       708,152
--------------------------------------------------------------
                                                     1,007,052
--------------------------------------------------------------

NEW ZEALAND-0.90%

Sky Network Television Ltd.
  (Broadcasting-Television, Radio,
  Cable)(a)                              283,000       563,558
--------------------------------------------------------------
Sky Network Television Ltd.-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)                                5,400       104,625
--------------------------------------------------------------
                                                       668,183
--------------------------------------------------------------

PHILIPPINES-1.90%

Bank of the Philippine Islands
  (Banks-Major Regional)                 337,110       755,303
--------------------------------------------------------------
SM Prime Holdings, Inc. (Land
  Development)                         5,024,900       657,247
--------------------------------------------------------------
                                                     1,412,550
--------------------------------------------------------------

SINGAPORE-19.96%

Allgreen Properties Ltd.
  (Homebuilding)(a)                      690,000       468,975
--------------------------------------------------------------
Chartered Semiconductor
  Manufacturing Ltd.-ADR
  (Electronics-Semiconductors)(a)         18,900     1,651,387
--------------------------------------------------------------
Datacraft Asia Ltd. (Communications
  Equipment)                             184,600     1,384,500
--------------------------------------------------------------
DBS Group Holdings Ltd. (Banks-Money
  Center)                                112,127     1,543,906
--------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                          351,000       814,414
--------------------------------------------------------------
Keppel Land Ltd. (Land Development)      945,000     1,129,548
--------------------------------------------------------------
NatSteel Broadway Ltd.
  (Electronics-Component
  Distributors)                          486,000       820,109
--------------------------------------------------------------
NatSteel Electronics Ltd.
  (Computers-Hardware)                   147,500       846,956
--------------------------------------------------------------
NatSteel Ltd. (Iron & Steel)             561,000     1,373,985
--------------------------------------------------------------
OMNI Industries Ltd.
  (Electronics-Component
  Distributors)                          697,000     1,364,024
--------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)        80,000       829,671
--------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)                 69,000     1,350,325
--------------------------------------------------------------
St Assembly Test Services Ltd.-ADR
  (Electronics-Semiconductors)(a)         29,700     1,238,119
--------------------------------------------------------------
                                                    14,815,919
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
SOUTH KOREA-8.31%

Hyundai Motor Co. Ltd. (Automobiles)      47,000   $   442,577
--------------------------------------------------------------
Korea Telecom Corp.-ADR (Telephone)       27,704       955,788
--------------------------------------------------------------
L.G. Chemical Ltd.
  (Chemicals-Diversified)                 48,800     1,121,334
--------------------------------------------------------------
LG Electronics, Inc.
  (Computers-Peripherals)                 31,000       826,853
--------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                          48,100     1,010,100
--------------------------------------------------------------
Samsung Electronics N.V.
  (Electronics-Component
  Distributors)                            6,700     1,811,219
--------------------------------------------------------------
                                                     6,167,871
--------------------------------------------------------------

TAIWAN-16.90%

Advantech Co., Ltd.
  (Computers-Hardware)(a)                134,000     1,086,190
--------------------------------------------------------------
Ambit Microsystems Corp.
  (Electronics-Component
  Distributors)                          130,000     1,202,484
--------------------------------------------------------------
Compal Electronics, Inc.
  (Computers-Hardware)                   483,015     1,239,310
--------------------------------------------------------------
Far Eastern Textile Ltd.
  (Chemicals-Diversified)                581,010       892,547
--------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronics-Component
  Distributors)(a)                       157,000     1,513,810
--------------------------------------------------------------
Macronix International Co., Ltd.
  (Electronics-Component
  Distributors)(a)                       594,000     1,795,882
--------------------------------------------------------------
Ritek Inc. (Consumer-Jewelry,
  Novelties & Gifts)(a)                   87,000       830,332
--------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co. Ltd. (Computers-Hardware)(a)       254,000     1,635,496
--------------------------------------------------------------
United Microelectronics Corp. Ltd.
  (Electronics-Component
  Distributors)                          387,000     1,309,184
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
TAIWAN-(CONTINUED)

Via Technologies Inc.
  (Electronics-Component
  Distributors)(a)                        62,000   $ 1,033,502
--------------------------------------------------------------
                                                    12,538,737
--------------------------------------------------------------

THAILAND-1.87%

Advanced Info Service Public Co.
  Ltd. (Telephone)(a)                     74,000       867,043
--------------------------------------------------------------
Siam Commercial Bank Public Co.
  Ltd.-$1.365 Conv. Pfd.
  (Banks-Regional)(a)                    650,000       520,820
--------------------------------------------------------------
                                                     1,387,863
--------------------------------------------------------------

UNITED STATES-2.52%

UTStarcom, Inc. (Communications
  Equipment)(a)                           39,400     1,871,500
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $55,226,825)                                  70,540,760
--------------------------------------------------------------

MONEY MARKET FUNDS-5.71%

STIC Liquid Assets Portfolio(b)        2,119,611     2,119,611
--------------------------------------------------------------
STIC Prime Portfolio(b)                2,119,611     2,119,611
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $4,239,222)                                    4,239,222
--------------------------------------------------------------
TOTAL INVESTMENTS-100.75%                           74,779,982
  (Cost $59,466,047)
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.75%)                                      (557,411)
--------------------------------------------------------------
NET ASSETS-100.00%                                 $74,222,571
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
GDR   - Global Depositary Receipt
Ltd.  - Limited
Pfd.  - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost $59,466,047)  $74,779,982
------------------------------------------------------------
Foreign currencies, at market value (cost
  $605,556)                                          602,211
------------------------------------------------------------
Receivables for:
  Amount due from advisor                             25,000
------------------------------------------------------------
  Capital stock sold                                 605,987
------------------------------------------------------------
  Dividends                                          179,801
------------------------------------------------------------
Investment for deferred compensation plan             10,821
------------------------------------------------------------
Other assets                                          34,613
------------------------------------------------------------
    Total assets                                  76,238,415
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            1,107,520
------------------------------------------------------------
  Capital stock reacquired                           730,464
------------------------------------------------------------
  Deferred compensation plan                          10,821
------------------------------------------------------------
Accrued advisory fees                                 59,539
------------------------------------------------------------
Accrued administrative services fees                   4,099
------------------------------------------------------------
Accrued distribution fees                             41,998
------------------------------------------------------------
Accrued transfer agent fees                           22,547
------------------------------------------------------------
Accrued directors' fees                                  758
------------------------------------------------------------
Accrued operating expenses                            38,098
------------------------------------------------------------
    Total liabilities                              2,015,844
------------------------------------------------------------
Net assets applicable to shares outstanding      $74,222,571
============================================================

NET ASSETS:

Class A                                          $43,183,039
============================================================
Class B                                          $23,241,899
============================================================
Class C                                          $ 7,797,633
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,038,956
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      1,659,972
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        557,518
============================================================
Class A:
  Net asset value and redemption price per
    share                                        $     14.21
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.21 divided by
      94.50%)                                    $     15.04
============================================================
Class B:
  Net asset value and offering price per share   $     14.00
============================================================
Class C:
  Net asset value and offering price per share   $     13.99
============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  $53,912)                                       $   486,988
------------------------------------------------------------
Interest                                               2,596
------------------------------------------------------------
    Total investment income                          489,584
------------------------------------------------------------

EXPENSES:

Advisory fees                                        298,856
------------------------------------------------------------
Administrative services fees                          24,863
------------------------------------------------------------
Custodian fees                                        62,841
------------------------------------------------------------
Distribution fees -- Class A                          66,058
------------------------------------------------------------
Distribution fees -- Class B                          93,911
------------------------------------------------------------
Distribution fees -- Class C                          32,382
------------------------------------------------------------
Transfer agent fees -- Class A                        55,411
------------------------------------------------------------
Transfer agent fees -- Class B                        34,127
------------------------------------------------------------
Transfer agent fees -- Class C                        11,768
------------------------------------------------------------
Directors' fees                                        3,463
------------------------------------------------------------
Other                                                 52,962
------------------------------------------------------------
    Total expenses                                   736,642
------------------------------------------------------------
Less: Expenses paid indirectly                          (411)
------------------------------------------------------------
    Expenses reimbursed by advisor                   (25,000)
------------------------------------------------------------
    Net expenses                                     711,231
------------------------------------------------------------
Net investment income (loss)                        (221,647)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                            6,909,183
------------------------------------------------------------
  Foreign currencies                                 (33,840)
------------------------------------------------------------
                                                   6,875,343
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                            8,130,038
------------------------------------------------------------
  Foreign currencies                                     857
------------------------------------------------------------
                                                   8,130,895
------------------------------------------------------------
Net gain on investment securities and foreign
  currencies                                      15,006,238
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $14,784,591
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 2000 (Unaudited)

                                                               APRIL 30,     OCTOBER 31,
                                                                 2000           2000
                                                              -----------    -----------
OPERATIONS:

  Net investment income (loss)                                $  (221,647)   $  (202,477)
----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  6,875,343        926,182
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           8,130,895      6,896,839
----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       14,784,591      7,620,544
----------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                              --        (43,024)
----------------------------------------------------------------------------------------
  Class B                                                              --         (3,910)
----------------------------------------------------------------------------------------
  Class C                                                              --           (898)
----------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       8,585,093     12,107,278
----------------------------------------------------------------------------------------
  Class B                                                       7,070,446      7,604,535
----------------------------------------------------------------------------------------
  Class C                                                       1,285,342      3,780,454
----------------------------------------------------------------------------------------
    Net increase in net assets                                 31,725,472     31,064,979
----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          42,497,099     11,432,120
----------------------------------------------------------------------------------------
  End of period                                               $74,222,571    $42,497,099
========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $53,007,795    $36,066,914
----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (229,536)        (7,889)
----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           6,127,905       (747,438)
----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                         15,316,407      7,185,512
----------------------------------------------------------------------------------------
                                                              $74,222,571    $42,497,099
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Asian Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
        The Fund has a capital loss carryforward of $350,698 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2006.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets, plus 0.175% of the Fund's average daily net assets in excess of $500 million. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A Shares to 1.92% (e.g. if AIM waives 0.80% of Class A expenses, AIM will also waive 0.80% of Class B and Class C expenses). During the six months ended April 30, 2000, AIM reimbursed expenses of $25,000.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $24,863 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $60,691 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $66,058, $93,911 and $32,382, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $41,595 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $7,242 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
    During the six months ended April 30, 2000, the Fund paid legal fees of $1,346 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $377 and $34, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $411 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

    The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $39,304,700 and $22,180,685, respectively.
    The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $19,316,755
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (4,194,102)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $15,122,653
=========================================================================
Cost of investments for tax purposes is $59,657,329.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                      APRIL 30,                   OCTOBER 31,
                                                                        2000                         1999
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ----------    -----------    ----------    -----------
Sold:
  Class A                                                      3,920,423    $52,217,495     7,418,728    $73,010,343
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        835,175     11,188,863     1,590,485     15,858,499
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        526,552      7,011,438     1,155,486     11,034,900
--------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of dividends:

  Class A                                                             --             --         5,228         39,837
--------------------------------------------------------------------------------------------------------------------
  Class B                                                             --             --           494          3,756
--------------------------------------------------------------------------------------------------------------------
  Class C                                                             --             --           118            897
--------------------------------------------------------------------------------------------------------------------

Reacquired:

  Class A                                                     (3,242,807)   (43,632,402)   (6,066,544)   (60,942,902)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (308,456)    (4,118,417)     (854,740)    (8,257,720)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (440,138)    (5,726,096)     (774,549)    (7,255,343)
--------------------------------------------------------------------------------------------------------------------
                                                               1,290,749    $16,940,881     2,474,706    $23,492,267
====================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                   CLASS A
                                                              -------------------------------------------------
                                                                                               NOVEMBER 3, 1997
                                                                                               (DATE OPERATIONS
                                                              SIX MONTHS ENDED   YEAR ENDED       COMMENCED)
                                                                 APRIL 30,       OCTOBER 31,          TO
                                                                  2000(a)          1999(a)     OCTOBER 31, 1998
                                                              ----------------   -----------   ----------------
Net asset value, beginning of period                              $ 10.76          $  7.69          $10.00
-----------------------------------------------------------   -----------------  ------------  ----------------
Income from investment operations:
  Net investment income (loss)                                      (0.02)           (0.03)           0.05
-----------------------------------------------------------   -----------------  ------------  ----------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      3.47             3.14           (2.36)
-----------------------------------------------------------   -----------------  ------------  ----------------
    Total from investment operations                                 3.45             3.11           (2.31)
-----------------------------------------------------------   -----------------  ------------  ----------------
Less distributions of dividends from net investment income             --            (0.04)             --
-----------------------------------------------------------   -----------------  ------------  ----------------
Net asset value, end of period                                    $ 14.21          $ 10.76          $ 7.69
===========================================================   =================  ============  ================
Total return(b)                                                     32.06%           40.66%         (23.10)%
===========================================================   =================  ============  ================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $43,183          $25,420          $7,716
===========================================================   =================  ============  ================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.92%(c)         1.92%           1.92%(d)
===========================================================   =================  ============  ================
  Without fee waivers and/or expense reimbursements                  2.05%(c)         2.72%           4.88%(d)
===========================================================   =================  ============  ================
Ratio of net investment income (loss) to average net assets         (0.37)%(c)       (0.50)%          0.70%(d)
===========================================================   =================  ============  ================
Portfolio turnover rate                                                38%             142%             79%
===========================================================   =================  ============  ================

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $37,954,713.
(d)  Annualized.

                                                                                   CLASS B
                                                              --------------------------------------------------
                                                                                                NOVEMBER 3, 1997
                                                                                                (DATE OPERATIONS
                                                              SIX MONTHS ENDED    YEAR ENDED       COMMENCED)
                                                                 APRIL 30,        OCTOBER 31,          TO
                                                                  2000(a)           1999(a)     OCTOBER 31, 1998
                                                              ----------------    -----------   ----------------
Net asset value, beginning of period                              $ 10.65           $  7.63         $  10.00
-----------------------------------------------------------   -----------------   -----------   ----------------
Income from investment operations:
  Net investment income (loss)                                      (0.08)            (0.13)           (0.01)
-----------------------------------------------------------   -----------------   -----------   ----------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      3.43              3.16            (2.36)
-----------------------------------------------------------   -----------------   -----------   ----------------
    Total from investment operations                                 3.35              3.03            (2.37)
-----------------------------------------------------------   -----------------   -----------   ----------------
Less distributions of dividends from net investment income             --             (0.01)              --
-----------------------------------------------------------   -----------------   -----------   ----------------
Net asset value, end of period                                    $ 14.00           $ 10.65         $   7.63
===========================================================   =================   ===========   ================
Total return(b)                                                     31.46%            39.76%          (23.70)%
===========================================================   =================   ===========   ================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $23,242           $12,070         $  3,030(d)
===========================================================   =================   ===========   ================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.77%(c)          2.79%            2.80%(d)
-----------------------------------------------------------   -----------------   -----------   ----------------
  Without fee waivers and/or expense reimbursements                  2.77%(c)          3.59%            5.75%(d)
===========================================================   =================   ===========   ================
Ratio of net investment income (loss) to average net assets         (1.22)%(c)        (1.37)%          (0.18)%(d)
===========================================================   =================   ===========   ================
Portfolio turnover rate                                                38%              142%              79%
===========================================================   =================   ===========   ================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $18,885,431.
(d)  Annualized.

                                                                                    CLASS C
                                                              ---------------------------------------------------
                                                                                                 NOVEMBER 3, 1997
                                                                                                 (DATE OPERATIONS
                                                              SIX MONTHS ENDED    YEAR ENDED        COMMENCED)
                                                                 APRIL 30,        OCTOBER 31,           TO
                                                                  2000(a)           1999(a)      OCTOBER 31, 1998
                                                              ----------------    -----------    ----------------
Net asset value, beginning of period                               $10.63           $ 7.61            $10.00
-----------------------------------------------------------   ----------------    -----------    ----------------
Income from investment operations:
  Net investment income (loss)                                      (0.08)           (0.13)            (0.01)
-----------------------------------------------------------   ----------------    -----------    ----------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      3.44             3.16             (2.38)
-----------------------------------------------------------   ----------------    -----------    ----------------
    Total from investment operations                                 3.36             3.03             (2.39)
-----------------------------------------------------------   ----------------    -----------    ----------------
Less distributions of dividends from net investment income             --            (0.01)               --
-----------------------------------------------------------   ----------------    -----------    ----------------
Net asset value, end of period                                     $13.99           $10.63            $ 7.61
===========================================================   ================    ===========    ===============
Total return(b)                                                     31.61%           39.86%           (23.90)%
===========================================================   ================    ===========    ================
Ratios/supplemental data:
Net assets, end of period, (000s omitted)                          $7,798           $5,008            $  686
===========================================================   ================    ===========    ===============
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.77%(c)         2.79%             2.80%(d)
-----------------------------------------------------------   ----------------    -----------    ---------------
  Without fee waivers and/or expense reimbursements                  2.77%(c)         3.59%             5.75%(d)
===========================================================   ================    ===========    ===============
Ratio of net investment income (loss) to average net assets         (1.22)%(c)       (1.37)%           (0.18)%(d)
===========================================================   ================    ===========    ===============
Portfolio turnover rate                                                38%             142%               79%
===========================================================   ================    ===========    ===============

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $6,512,027.
(d)  Annualized.

BOARD OF DIRECTORS                              OFFICERS                                  OFFICE OF THE FUND
Charles T. Bauer                                Charles T. Bauer                          11 Greenway Plaza
Chairman                                        Chairman                                  Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                Robert H. Graham
Bruce L. Crockett                               President                                 INVESTMENT ADVISOR
Director
ACE Limited;                                    Carol F. Relihan                          A I M Advisors, Inc.
Formerly Director, President, and               Senior Vice President and Secretary       11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                              Gary T. Crum                              Houston, TX 77046
                                                Senior Vice President
Owen Daly II                                                                              SUB-ADVISOR
Director                                        Edgar M. Larsen
Cortland Trust Inc.                             Senior Vice President                     INVESCO Global Asset Management Limited
                                                                                          Cedar House
Edward K. Dunn Jr.                              Dana R. Sutton                            41 Cedar Avenue
Chairman, Mercantile Mortgage Corp.;            Vice President and Treasurer              Hamilton, HM12 Bermuda
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and        Robert G. Alley                           TRANSFER AGENT
President, Mercantile Bankshares                Vice President
                                                                                          A I M Fund Services, Inc.
Jack Fields                                     Melville B. Cox                           P.O. Box 4739
Chief Executive Officer                         Vice President                            Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                 Mary J. Benson                            CUSTODIAN
of the U.S. House of Representatives            Assistant Vice President and
                                                Assistant Treasurer                       State Street Bank and Trust Company
Carl Frischling                                                                           225 Franklin Street
Partner                                         Sheri Morris                              Boston, MA 02110
Kramer, Levin, Naftalis & Frankel LLP           Assistant Vice President and
                                                Assistant Treasurer                       COUNSEL TO THE FUND
Robert H. Graham
President and Chief Executive Officer           Renee A. Friedli                          Ballard Spahr
A I M Management Group Inc.                     Assistant Secretary                       Andrews & Ingersoll, LLP
                                                                                          1735 Market Street
Prema Mathai-Davis                              P. Michelle Grace                         Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.     Assistant Secretary
                                                                                          COUNSEL TO THE DIRECTORS
Lewis F. Pennock                                Nancy L. Martin
Attorney                                        Assistant Secretary                       Kramer, Levin, Naftalis & Frankel LLP
                                                                                          919 Third Avenue
Louis S. Sklar                                  Ofelia M. Mayo                            New York, NY 10022
Executive Vice President                        Assistant Secretary
Hines Interests                                                                           DISTRIBUTOR
Limited Partnership                             Lisa A. Moss
                                                Assistant Secretary                       A I M Distributors, Inc.
                                                                                          11 Greenway Plaza
                                                Kathleen J. Pflueger                      Suite 100
                                                Assistant Secretary                       Houston, TX 77046

                                                Samuel D. Sirko
                                                Assistant Secretary

AIM FUNDS--Registered Trademark--MAKES
INVESTING EASY


o AIM BANK CONNECTION(SM). You can make investments in your AIM account in amounts from $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

o AIM INTERNET CONNECT(SM). Sign up for this service and you can purchase, redeem or exchange shares of AIM funds in your current AIM account simply by accessing our Web site at www.aimfunds.com. For a retirement account, such as an IRA or 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

o AUTOMATIC INVESTMENT PLAN. You can add to your account by authorizing your AIM fund to withdraw a specified amount, minimum $50, from your bank account on a regular schedule.

o EASY ACCESS TO YOUR MONEY. You can redeem shares of your AIM fund any day the New York Stock Exchange is open. The value of the shares may be more or less than their original cost depending on market conditions.

o EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part or all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar year.

o TAX-ADVANTAGED RETIREMENT PLANS. You can enjoy the tax advantages offered by a variety of investment plans, including Traditional IRAs, Roth IRAs and education IRAs, among others.

o E-MAIL ACCESS. You can contact us at general@aimfunds.com for general information. For account information, contact us at youraccount@aimfunds.com.

o www.aimfunds.com. Our award-winning Web site provides account information, shareholder education and fund performance information.

                      ------------------------------------

                                 OUR AUTOMATED

                               AIM INVESTOR LINE,

                                 800-246-5463,

                            PROVIDES CURRENT ACCOUNT

                           INFORMATION AND THE PRICE,

                            YIELD AND TOTAL RETURN ON

                            ALL AIM FUNDS 24 HOURS A

                           DAY. YOU CAN ALSO ORDER A

                            YEAR-TO-DATE STATEMENT OF

                                 YOUR ACCOUNT.

                      ------------------------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                         MONEY MARKET FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund           AIM Money Market Fund                   leadership in the mutual fund industry
AIM Blue Chip Fund                   AIM Tax-Exempt Cash Fund                since 1976 and managed approximately
AIM Capital Development Fund                                                 $176 billion in assets for more than 7.4
AIM Constellation Fund(1)            INTERNATIONAL GROWTH FUNDS              million shareholders, including
AIM Dent Demographic Trends Fund     AIM Advisor International Value Fund    individual investors, corporate clients
AIM Emerging Growth Fund             AIM Asian Growth Fund                   and financial institutions, as of March
AIM Large Cap Growth Fund            AIM Developing Markets Fund             31, 2000.
AIM Large Cap Opportunities Fund     AIM Euroland Growth Fund(5)                 The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Equity Fund              AIM European Development Fund           is distributed nationwide, and AIM today
AIM Mid Cap Growth Fund              AIM International Equity Fund           is the eighth-largest mutual fund
AIM Mid Cap Opportunities Fund(2)    AIM Japan Growth Fund                   complex in the United States in assets
AIM Select Growth Fund               AIM Latin American Growth Fund          under management, according to Strategic
AIM Small Cap Growth Fund(3)                                                 Insight, an independent mutual fund
AIM Small Cap Opportunities Fund(4)  GLOBAL GROWTH FUNDS                     monitor.
AIM Value Fund                       AIM Global Aggressive Growth Fund
AIM Weingarten Fund                  AIM Global Growth Fund
                                     AIM Global Trends Fund(6)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund         AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                 GLOBAL INCOME FUNDS
AIM Charter Fund                     AIM Global Income Fund
                                     AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund               THEME FUNDS
AIM High Yield Fund                  AIM Global Consumer Products and Services Fund
AIM High Yield Fund II               AIM Global Financial Services Fund
AIM Income Fund                      AIM Global Health Care Fund
AIM Intermediate Government Fund     AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund   AIM Global Resources Fund
                                     AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]
[DALBAR LOGO APPEARS HERE]                              --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--


                                                                       AAG-SAR-1
AIM DISTRIBUTORS, INC.